Prospectus Supplement

Filed pursuant to 497(e)

Homestead Funds, Inc. Registration Nos. 033-35788 and 811-06136

Homestead Funds Trust Registration Nos. 333-229995 and 811-23429

Homestead Funds, Inc.

Homestead Funds Trust

Supplement Dated August 19, 2022

to the Prospectus dated May 1, 2022, as supplemented from time to time

This supplement revises certain information contained in the above-referenced prospectus (the "Prospectus") regarding the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, International Equity Fund and Small-Company Stock Fund, each a series of Homestead Funds, Inc., and the Intermediate Bond Fund and Rural America Growth & Income Fund, each a series of Homestead Funds Trust (collectively, the "Homestead Funds"). Please read this supplement carefully and keep it with your Prospectus for future reference. You may obtain copies of the Prospectus free of charge, upon request, by calling toll-free (800) 258-3030, by visiting the Homestead Funds' website at homesteadfunds.com, or by writing to Homestead Funds, Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

The compliance date of Rule 2a-5 under the 1940 Investment Company Act, as amended, is September 8, 2022. Accordingly, each of the following changes are made to the Prospectus effective September 8, 2022:

1.The second paragraph of the "Fund Pricing, Policies and Fees – How Fund Prices are Determined – When Calculated" section of the Prospectus is replaced in its entirety as follows:

The Board has designated Homestead Advisers as the Funds' valuation designee pursuant to Rule 2a-5 under the 1940 Act. Homestead Advisers and the Board have each adopted policies and procedures for the valuation of portfolio securities ("Valuation Procedures"). Portfolio securities for which market quotations are readily available are valued at current market value as of the Valuation Time in accordance with the Valuation Procedures. Market value is generally determined on the basis of official closing prices or the last reported sales prices and/or may be based on quotes or prices (including evaluated prices) supplied by the Funds' approved independent pricing services. Homestead Advisers will fair value a security in accordance with the Valuation Procedures if: (i) readily available market quotations are not available; (ii) in the opinion of Homestead Advisers, the market value does not constitute a readily available market quotation or does not reflect fair value; or (iii) a significant event has occurred that would impact a security's valuation.

2.The third sentence of the first paragraph of the "Fund Pricing, Policies and Fees – How Fund Prices are Determined – Valuation Methodology (Daily Income Fund)" section of the Prospectus is replaced in its entirety as follows:

The amortized cost method does not take into account unrealized gains or losses on the portfolio securities.

3.The first sentence of the second paragraph of the "Fund Pricing, Policies and Fees – How Fund Prices are Determined – Valuation Methodology (All Other Funds)" section of the Prospectus is replaced in its entirety as follows:

Domestic equity securities and shares of exchange traded funds that are traded on a national securities exchange are valued at the closing price as reported by an independent pricing service from the primary market in which such securities normally trade.

4.The first sentence of the sixth paragraph of the "Fund Pricing, Policies and Fees – How Fund Prices are Determined – Valuation Methodology (All Other Funds)" section of the Prospectus is replaced in its entirety as follows:

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of Homestead Advisers, the market value does not constitute a readily available market quotation or does not reflect fair value, or if a significant event has occurred that would impact a security's fair valuation, the security will be priced at fair value by Homestead Advisers as determined in good faith pursuant to the Valuation Procedures approved by the Funds' Board.

5.The final paragraph of the "Fund Pricing, Policies and Fees – How Fund Prices are Determined – Valuation Methodology (All Other Funds)" section of the Prospectus is deleted in its entirety.